UNITED STATES
                  SECURITIES EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)
                       February 27, 2002


      CORSPAN INC. (FORMERLY LONDON SOFTWARE INDUSTRIES INC.)
        ----------------------------------------------------
       (Exact name of registrant as specified in its charter)


        DELAWARE                            13-4047693
        --------                           ------------
(State or other jurisdiction             (I.R.S. Employer
of incorporation or organization)        Identification No.)

Birchwood House, Chadwick Park
Warrington
Cheshire, UK                                  WA3 6AE
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(Address of principal executive offices)    (Zip Code)


Registrant's telephone number              +44 (0)1925 846700
                                          --------------


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Item 8.  CHANGES IN FISCAL YEAR

Pursuant to a resolution of the Board of Directors of the company on February 27, 2001, the Company has elected to change its fiscal year end from April 30th to February 28th. The Company will file a Form 10K for the transition period from April 30, 2001 to February 28, 2002 within ninety (90) days of the date the determination by the Company was made.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2002

Corspan Inc.

/s/ Alan Bowen
-----------------------
By: Alan Bowen
President